Exhibit 10.3

ABPRO CORPORATION

AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN

Restricted Stock Unit Agreement

This Restricted Stock Unit Agreement (“Agreement”) is made and entered into as of [            ] (“Grant Date”) by and between Abpro Corporation (“Company”) and [            ] (“Grantee”).

WHEREAS, the Company has adopted the Abpro Corporation Amended and Restated 2014 Stock Incentive Plan (“Plan”) pursuant to which “Other Stock-Based Awards,” including awards of restricted stock units (“Restricted Stock Units”) may be granted (an “Award”); and

WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders to grant the award of Restricted Stock Units provided for herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Grant of Restricted Stock Units.

1.1 Pursuant to the Plan, the Company hereby grants to the Grantee on the Grant Date an Award consisting of, in the aggregate, [            ] Restricted Stock Units (“Restricted Stock Units”). Each Restricted Stock Unit represents the right to receive one share of Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

1.2 The Restricted Stock Units shall be credited to a separate account maintained for the Grantee on the books and records of the Company (“Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company.

2. Consideration. The grant of the Restricted Stock Units is made in consideration of the services to be rendered by the Grantee to the Company.

3. Vesting.

3.1 Except as otherwise provided herein, provided that the Grantee remains in continuous employment or other service (“Continuous Service”) with the Company through the applicable vesting date, the Restricted Stock Units will vest in accordance with the following schedule (the period during which restrictions apply, the “Restricted Period”):

Vesting Date	Number of Restricted Stock Units That Vest

[ ]	[ ]

Once vested, the Restricted Stock Units become “Vested Units.”

3.2 If the Grantee’s Continuous Service terminates for any reason at any time before all of the Restricted Stock Units have vested, the Grantee’s unvested Restricted Stock Units shall be automatically forfeited upon such termination of Continuous Service and the Company shall not have any further obligations to the Grantee under this Agreement.

4. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, during the Restricted Period and until such time as the Restricted Stock Units are settled in accordance with Section 6, the Restricted Stock Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock Units or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Restricted Stock Units will be forfeited by the Grantee and all of the Grantee’s rights to such units shall immediately terminate without any payment or consideration by the Company.

5. Rights as Shareholder; Dividend Equivalents.

5.1 The Grantee shall not have any rights of a shareholder with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units vest and are settled by the issuance of such shares of Common Stock.

5.2 Upon and following the settlement of the Restricted Stock Units, the Grantee shall be the record owner of the shares of Common Stock underlying the Restricted Stock Units unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights).

5.3 The Grantee shall not be entitled to any dividends or dividend equivalents with respect to the Restricted Stock Units to reflect any dividends payable on shares of Common Stock.

6. Settlement of Restricted Stock Units. Subject to Section 9 hereof, promptly following the vesting date, and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs, the Company shall (a) issue and deliver to the Grantee the number of shares of Common Stock equal to the number of Vested Units; and (b) enter the Grantee’s name on the books of the Company as the shareholder of record with respect to the shares of Common Stock delivered to the Grantee.

7. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee’s Continuous Service at any time, with or without Cause.

8. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the Restricted Stock Units shall be adjusted or terminated in any manner as contemplated by the Plan.

9. Tax Liability and Withholding.

9.1 The Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan or otherwise, the amount of any required withholding taxes in respect of the Restricted Stock Units and to take all such other action as the Board deems necessary to satisfy all obligations for the payment of such withholding taxes. The Board may permit the Grantee to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means: (i) tendering a cash payment; (ii) withholding from any compensation otherwise payable to the Grantee by the Company or an affiliate; (iii) subject to the approval of the independent members of the Board, authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Grantee as a result of the vesting of the Restricted Stock Units; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law; (iv) delivering to the Company previously owned and unencumbered shares of Common Stock or (v) permitting or requiring the Grantee to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby the Grantee irrevocably elects to sell a portion of the shares to be delivered in connection with the Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its affiliates;.

9.2 Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Restricted Stock Units or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items. Unless the Tax-Related Items are satisfied by the Grantee, the Company will have no obligation to deliver to the Grantee any Common Stock. If the Company’s obligation to withhold arises prior to the delivery to the Grantee of Common Stock or it is determined after the delivery of Common Stock to the Grantee that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, the Grantee agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

10. Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

11. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Agreement shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws, and construed accordingly.

13. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Board for review. The resolution of such dispute by the Board shall be final and binding on the Grantee and the Company.

14. Restricted Stock Units Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

15. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Grantee and the Grantee’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock Units may be transferred by will or the laws of descent or distribution.

16. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

17. No Contractual Right. The grant of the Restricted Stock Units in this Agreement does not create any contractual right or other right to receive any Restricted Stock Units or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.

18. Amendment. The Board has the right to amend, alter, suspend, discontinue or cancel the Restricted Stock Units, prospectively or retroactively; provided that, any amendments that are deemed by the Board to be materially adverse to the Grantee and are not required as a matter of law may be made only with the Grantee’s consent.

19. Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non-compliance with Section 409A of the Code. If the Grantee is deemed a “specified employee” within the meaning of

Section 409A of the Code, as determined by the Board, at a time when the Grantee becomes eligible for settlement of the Restricted Stock Units upon his “separation from service” within the meaning of Section 409A of the Code, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six months following the Grantee’s separation from service and (b) the Grantee’s death. Each installment of shares that vests is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

20. No Impact on Other Benefits. The value of the Grantee’s Restricted Stock Units is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

21. Unsecured Obligation. The Grantee’s award is unfunded, and as a holder of vested Restricted Stock Units, Grantee will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Agreement. Grantee will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to Grantee. Upon such issuance, Grantee will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between Grantee and the Company or any other person.

22. Lock-Up Period. Grantee agrees that following receipt of the Common Stock underlying the Restricted Stock Units, Grantee will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by Grantee, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 and similar rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. Grantee also agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. To enforce the foregoing covenant, the Company may impose stop-transfer instructions on Grantee’s shares of Common Stock until the end of the Lock-Up Period. The underwriters of the Company’s stock are intended third-party beneficiaries of this Section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

23. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

24. Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Restricted Stock Units subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the vesting or settlement of the Restricted Stock Units or disposition of the underlying shares and that the Grantee has been advised to consult a tax advisor prior to such vesting, settlement or disposition.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ABPRO CORPORATION

By:

Name:
Title:

GRANTEE

Name:

NON-STATUTORY STOCK OPTION

Granted by

Abpro Corporation (the “Company”)

Under the 2014 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2014 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference and made a part hereof. The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the board of directors of the Company (the “Board”) or a designated committee thereof shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.

1.	Name of Holder:

2.	Date of Grant:

3.	Vesting Start Date:

4.	Maximum number of shares for which this Option is exercisable:

5.	Exercise (purchase) price per share: $_______

6.	Method of Exercise: This Option may be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with payment by one of the following methods:

•	cash or a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

•	with the consent of the Company, any of the other methods set forth in the Plan.

As an additional condition to the exercise of this Option, the Holder shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel. No such investment letter shall be required as a condition to such exercise at any time when there shall be an effective registration statement under the Securities Act of 1933, as amended (the “Act”) covering the shares for which this Option may be exercised.

7.	Expiration Date of Option:

8.	Vesting Schedule: This Option shall become exercisable . All vesting shall cease upon the date of termination of employment or provision of services to the Company.

9.	Termination of Employment. This Option shall terminate on the earliest to occur of:

(i)	the date of expiration hereof;

(ii)	immediately after termination of the Holder’s employment with, or provision of services to, the Company by the Company for Cause (as defined in the Plan);

(iii)	90 days after the date of voluntary termination of employment or provision of services by the Holder ( other than for death or permanent disability as defined in the Plan); or

(iv)	90 days after the date of termination of the Holder’s employment with, or provision of services to, the Company by the Company without Cause (other than for death or permanent disability as defined in the Plan).

10.	Company’s Right of First Refusal. Prior to the effective date of a registration statement under the Act, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.

11.	Lock-Up Agreement The Holder agrees that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the Act, for a period of time (not to exceed 180 days, plus such additional number of days (not to exceed 35) as may reasonably be requested to enable the underwriter(s) of such offering to comply with Rule 2711(f) of the Financial Industry Regulatory Authority or any amendment or successor thereto) from the effective date of the registration statement under the Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.

12.	Tax Withholding. The Company’s obligation to deliver shares shall be subject to the Holder’s satisfaction of any applicable federal, state and local income and employment tax withholding requirements.

13.	Notice Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Abpro Corporation, 101 Hartwell Ave., Lexington, MA 02421, attention of the President, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

14.	Survival of Provisions. Sections 10, 11, 12 and Appendix A shall survive the termination, expiration or exercise of this Option, as shall any other provisions which, by their terms, apply beyond the term of this Option.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

ABRO CORPORATION

By:
Name:
Title:

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

HOLDER

Name:

Address:

- Signature Page to Abpro Corporation Non-Statutory Stock Option -

APPENDIX A

Right of First Refusal

1. General. Prior to the effective date of a registration statement under the Securities Act of 1933, as amended (the “Act”), covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock registered under the Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2. Notice of Intended Transfer. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3. Company to Accept or Decline Within 30 Days. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days after such acceptance within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4. Transferred Shares to Remain Subject to Right of First Refusal. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A. As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5. Remedies of Company. No sale, assignment, pledge or other transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6. Shares Subject to Right of First Refusal. For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7. Legends on Stock Certificates. Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i)	“Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii)	“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless such shares have been registered under the Act or unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8. Right of First Refusal to Lapse Upon Registration. The restrictions imposed by this Appendix A shall terminate in all respect upon the effective date of a registration statement under the Act covering any of the Company’s Common Stock.

INCENTIVE STOCK OPTION

Granted by

Abpro Corporation (the “Company”)

Under the 2014 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2014 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference and made a part hereof. The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the board of directors of the Company (the “Board”) or a designated committee thereof shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.

1.	Name of Holder:

2.	Date of Grant:

3.	Vesting Start Date:

4.	Maximum number of shares for which this Option is exercisable:

5.	Exercise (purchase) price per share: $_______

6.	Method of Exercise: This Option may be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with payment by one of the following methods:

•	cash or a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

•	with the consent of the Company, any of the other methods set forth in the Plan.

As an additional condition to the exercise of this Option, the Holder shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel. No such investment letter shall be required as a condition to such exercise at any time when there shall be an effective registration statement under the Securities Act of 1933, as amended (the “Act”) covering the shares for which this Option may be exercised.

7.	Expiration Date of Option:

8.	Vesting Schedule: This Option shall become exercisable . All vesting shall cease upon the date of termination of employment or provision of services to the Company.

9.	Termination of Employment. This Option shall terminate on the earliest to occur of:

(i)	the date of expiration hereof;

(ii)	immediately after termination of the Holder’s employment with, or provision of services to, the Company by the Company for Cause (as defined in the Plan);

(iii)	90 days after the date of voluntary termination of employment or provision of services by the Holder ( other than for death or permanent disability as defined in the Plan); or

(iv)	90 days after the date of termination of the Holder’s employment with, or provision of services to, the Company by the Company without Cause (other than for death or permanent disability as defined in the Plan).

10.	Company’s Right of First Refusal. Prior to the effective date of a registration statement under the Act, any shares of stock issued pursuant to exercise of this Option shall be subject under the Act, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.

11.	Lock-Up Agreement The Holder agrees that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the Act, for a period of time (not to exceed 180 days, plus such additional number of days (not to exceed 35) as may reasonably be requested to enable the underwriter(s) of such offering to comply with Rule 2711(f) of the Financial Industry Regulatory Authority or any amendment or successor thereto) from the effective date of the registration statement under the Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.

12.	Incentive Stock Option; Disqualifying Disposition. Although this Option is intended to qualify as an incentive stock option under the Internal Revenue Code of 1986 (the “Code”), the Company makes no representation as to the tax treatment upon exercise of this Option or sale or other disposition of the shares covered by this Option, and the Holder is advised to consult a personal tax advisor. Upon a Disqualifying Disposition of shares received upon exercise of this Option, the Holder will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this Option. A “Disqualifying Disposition” shall have the meaning specified in Section 421(b) of the Code; as of the date of grant of this Option a Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) the second anniversary of the date of grant of this Option and (b) the first anniversary of the date on which the Holder acquired such shares by exercising this Option, provided that such holding period requirements terminate upon the death of the Holder. The Holder shall notify the Company in writing immediately upon making a Disqualifying Disposition of any shares of Common Stock received pursuant to the exercise of this Option, and shall provide the Company with any information that the Company shall request concerning any such Disqualifying Disposition.

13.	Notice Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Abpro Corporation, 101 Hartwell Ave., Lexington, MA 02421, attention of the President, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

14.	Survival of Provisions. Sections 10, 11 and Appendix A shall survive the termination, expiration or exercise of this Option, as shall any other provisions which, by their terms, apply beyond the term of this Option.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

ABRO CORPORATION

By:
Name:
Title:

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

HOLDER

Name:

Address:

APPENDIX A

Right of First Refusal

1. General. Prior to the effective date of a registration statement under the Securities Act of 1933, as amended (the “Act”), covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock registered under the Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2. Notice of Intended Transfer. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3. Company to Accept or Decline Within 30 Days. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days after such acceptance within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4. Transferred Shares to Remain Subject to Right of First Refusal. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A. As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5. Remedies of Company. No sale, assignment, pledge or other transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6. Shares Subject to Right of First Refusal. For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7. Legends on Stock Certificates. Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i)	“Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii)	“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless such shares have been registered under the Act or unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8. Right of First Refusal to Lapse Upon Registration. The restrictions imposed by this Appendix A shall terminate in all respect upon the effective date of a registration statement under the Act covering any of the Company’s Common Stock.